                                     EXHIBIT 10.1

                                AMENDED AND RESTATED
                            1996 CS WIRELESS SYSTEMS, INC.
                                 INCENTIVE STOCK PLAN

                                                                  EXHIBIT 10.1


                                 AMENDED AND RESTATED
                  1996 CS WIRELESS SYSTEMS, INC. INCENTIVE STOCK PLAN

1.    Purpose

      The purpose of the Amended and Restated 1996 CS Wireless System, Inc. Incentive Stock Plan is to motivate and reward superior performance on the part of employees of the Company and its subsidiaries and to thereby attract and retain employees of superior ability. In addition, the Plan is intended to further opportunities for stock ownership by such employees in order to increase their proprietary interest in the Company and, as a result, their interest in the success of the Company. Awards will be made, in the discretion of the Committee, to Key Employees (including officers and directors who are also employees) whose responsibilities and decisions directly affect the performance of any Participating Company. Such incentive awards may consist of stock options, stock appreciation rights payable in stock or cash, performance shares, restricted stock or any combination of the foregoing, as the Committee may determine.

2.    Definitions

      When used herein, the following terms shall have the following meanings:

      "Act" means the Securities Exchange Act of 1934.

      "Award" means an award granted to any Key Employee in accordance with the provisions of the Plan in the form of Options, Rights, Performance Shares or Restricted Stock, or any combination of the foregoing.

      "Award Agreement" means the written agreement evidencing each Award granted to a Key Employee under the Plan.

      "Beneficiary" means the beneficiary or beneficiaries designated pursuant to Section 9 to receive the amount, if any, payable under the Plan upon the death of a Key Employee.

      "Board" means the Board of Directors of the Company.

      "Code" means the Internal Revenue Code of 1986, as now in effect or as hereafter amended. (All citations to sections of the Code are to such sections as they may from time to time be amended or renumbered.)

      "Committee" means the Stock Option or Compensation Committee of the Board or such other committee as may be designated by the Board to administer the Plan.

      "Company" means CS Wireless Systems, Inc. and its successors and assigns.

      "Fair Market Value" means the fair market value as determined by rules to be adopted by the Committee.

-------------------------------------------------------------------------------
AMENDED AND RESTATED 1996 CS WIRELESS SYSTEMS, INC. INCENTIVE PLAN       PAGE 1

      "Incentive Stock Option" means a stock option qualified under Section 422 of the Code.

      "Key Employee" means an employee (including any officer or director who is also an employee), and with respect to any Awards other than an Incentive Stock Option, also includes independent contractors and service providers, of any Participating Company whose responsibilities and decisions, in the judgment of the Committee, directly affect the performance of the Company and its subsidiaries.

      "Option" means an option awarded under Section 5 of the Plan to purchase Stock of the Company, which option may be an Incentive Stock Option or a non-qualified stock option.

      "Participating Company" means the Company or (i) with respect to the Award of an Incentive Stock Option, any corporation that at the time an Award is granted qualifies as a "subsidiary" of the Company under Section 424(f) of the Code or (ii) with respect to any other Awards, any entity that at the time an Award is granted is controlling, controlled by or under common control with the Company, including without limitation, partnerships in which the Company or any Participating Company may invest as a limited or general partner and limited liability companies in which the Company or any Participating Company may become a member.

      "Performance Share" means a performance share awarded under Section 6 of the Plan.

      "Plan" means the Amended and Restated 1996 CS Wireless Systems, Inc. Incentive Stock Plan, as the same may be amended, administered or interpreted from time to time.

      "Restricted Stock" means Stock awarded under Section 7 of the Plan subject to such restrictions as the Committee deems appropriate or desirable.

      "Right" means a stock appreciation right awarded in connection with an Option under Section 5 of the Plan.

      "Stock" means the common shares of the Company.

      "Total Disability" means a permanent and total disability as defined in Section 22(e)(3) of the Code.

3.    Shares Subject to the Plan

      In no event shall more than 1,500,000 shares of Stock be cumulatively available for Awards under the Plan.

      Subject to the above limitation, shares of Stock to be issued under the Plan may be made available from the authorized but unissued shares, or from shares purchased in the open market. For the purpose of computing the total number of shares of Stock available for Awards under the Plan, there shall be counted against the foregoing limitation the number of shares of Stock which equal the value of Performance Share Awards, in each case determined as at the dates on which such Awards are granted. If any Awards under the Plan are forfeited, terminated, expire unexercised, are settled in cash in lieu of


-------------------------------------------------------------------------------
AMENDED AND RESTATED 1996 CS WIRELESS SYSTEMS, INC. INCENTIVE PLAN       PAGE 2

Stock or are exchanged for other Awards, the shares of Stock which were theretofore subject to such Awards shall again be available for Awards under the Plan to the extent of such forfeiture or expiration of such Awards.

4.  Grant of Awards and Award Agreements

    (a) Subject to the provisions of the Plan, the Committee shall (i) determine and designate from time to time those Key Employees or groups of Key Employees to whom Awards are to be granted; (ii) determine the form or forms of Award to be granted to any Key Employee; (iii) determine the amount or number of shares of Stock subject to each Award; and (iv) determine the terms and conditions of each Award.

     (b) Each Award granted under the Plan shall be evidenced by a written Award Agreement. Such agreement shall be subject to and incorporate the express terms and conditions, if any, required under the Plan or required by the Committee.

5.  Stock Options and Rights

    (a) With respect to Options and Rights, the Committee shall (i) authorize the granting of Incentive Stock Options, non-qualified stock options, or a combination of Incentive Stock Options and non-qualified stock options; (ii) authorize the granting of Rights which may be granted in connection with all or part of any Option granted under this Plan, either concurrently with the grant of the Option or at any time thereafter during the term of the Option; (iii) determine the number of shares of Stock subject to each Option or the number of shares of Stock that should be used to determine the value of a Right; and (iv) determine the time or times when and the manner in which each Option or Right shall be exercisable and the duration of the exercise period.

    (b) Any option issued hereunder which is intended to qualify as an Incentive Stock Option shall be subject to such limitations or requirements as may be necessary for the purposes of Section 422 of the Code or any regulations and rulings thereunder to the extent and in such form as determined by the Committee in its discretion.

    (c) The exercise period for a non-qualified stock option and any related Right shall not exceed ten years and two days from the date of grant, and the exercise period for an Incentive Stock Option and any related Right shall not exceed ten years from the date of grant.

    (d) The Option price per share shall be determined by the Committee at the time any Option is granted and shall be not less than the Fair Market Value of one share of Stock on the date the Option is granted.

    (e) No part of any Option or Right may be exercised until the Key Employee who has been granted the Award shall have remained in the employ of a Participating Company for such period after the date of grant as the Committee may specify, if any, and the Committee may further require exercisability in installments; provided, however, the period during which a Right is exercisable shall commence no earlier than six months following the date the Option or Right is granted.

     (f) The purchase price of the shares as to which an Option shall be exercised shall be paid to the Company at the time of exercise either in cash or Stock already owned by the optionee having a total


-------------------------------------------------------------------------------
AMENDED AND RESTATED 1996 CS WIRELESS SYSTEMS, INC. INCENTIVE PLAN       PAGE 3

Fair Market Value equal to the purchase price, or a combination of cash and Stock having a total fair market value, as so determined, equal to the purchase price. The Committee shall determine acceptable methods for tendering Stock as payment upon exercise of an Option and may impose such limitations and prohibitions on the use of Stock to exercise an Option as it deems appropriate.

    (g) In case of termination of employment, the following provisions shall apply, unless the Committee determines otherwise and so specifies in the applicable Award Agreement:

               (A) If a Key Employee who has been granted an Option shall die before such Option has expired, his or her Option may be exercised to the extent it was exercisable as of the date of death by the person or persons to whom the Key Employee's rights under the Option pass by will, or if no such person has such right, by his or her executors or administrators, at any time, or from time to time, within one year after the date of the Key Employee's death or within such other period, and subject to such terms and conditions as the Committee may specify, but not later than the expiration date specified in Section 5(d) above.

               (B) If the Key Employee's employment by any Participating Company terminates because of his or her Total Disability, he or she may exercise his or her Options to the extent they were exercisable as of the date of termination of employment at any time, or from time to time, within one year after the date of the termination of his or her employment or within such other period, and subject to such terms and conditions as the Committee may specify, but not later than the expiration date specified in Section 5(d) above.

               (C) If the Key Employee is terminated for cause, defined as neglect of duty or misconduct, as reasonably determined by the Committee, the Options or Rights shall be canceled coincident with the effective date of the termination of employment.

               (D) If the Key Employee's employment terminates for any other reason, he or she may exercise his or her Options, to the extent that he or she shall have been entitled to do so at the date of the termination of his or her employment, at any time, or from time to time, within three months after the date of the termination of his or her employment or within such other period, and subject to such terms and conditions as the Committee may specify, but not later than the expiration date specified in Section 5(c) above.

    (h) No Option or Right granted under the Plan shall be transferable other than by will or by the laws of descent and distribution. During the lifetime of the optionee, an Option or Right shall be exercisable only by the Key Employee to whom the Option or Right is granted.

    (i) With respect to an Incentive Stock Option, the Committee shall specify such terms and provisions as the Committee may determine to be necessary or desirable in order to qualify such Option as an "incentive stock option" within the meaning of Section 422 of the Code.

    (j)  With respect to the exercisability and settlement of Rights:

               (i) Upon exercise of a Right, the Key Employee shall be entitled, subject to such terms and conditions the Committee may specify, to receive upon exercise thereof all or a portion of the excess of (A) the Fair Market Value of a specified number of shares of Stock at the time of exercise, as determined by the Committee, over (B) a specified amount which shall not, subject to Section 5(d), be

-------------------------------------------------------------------------------
AMENDED AND RESTATED 1996 CS WIRELESS SYSTEMS, INC. INCENTIVE PLAN      PAGE 4
less than the Fair Market Value of such specified number of shares of Stock at the time the Right is granted. Upon exercise of a Right, payment of such excess shall be made as the Committee shall specify in cash, the issuance or transfer to the Key Employee of whole shares of Stock with a Fair Market
Value at such time equal to any excess, or a combination of cash and shares of Stock with a combined Fair Market Value at such time equal to any such excess, all as determined by the Committee. The Company will not issue a fractional share of Stock and, if a fractional share would otherwise be issuable, the Company shall pay cash equal to the Fair Market Value of the fractional share of Stock at such time.

     (ii) In the event of the exercise of such Right, the Company's obligation in respect of any related Option or such portion thereof will be discharged by payment of the Right so exercised.

6.   Performance Shares

     (a) Subject to the provisions of the Plan, the Committee shall (i) determine and designate from time to time those Key Employees or groups of Key Employees to whom Awards of Performance Shares are to be made, (ii) determine the Performance Period (the "Performance Period") and Performance Objectives (the "Performance Objectives") applicable to such Awards, (iii) determine the form of settlement of a Performance Share and (iv) generally determine the terms and conditions of each such Award. At any date, each Performance Share shall have value equal to the Fair Market Value of a share of Stock at such date; provided that the Committee may limit the aggregate amount payable upon the settlement of any Award.

     (b) The Committee shall determine a Performance Period of not less than two nor more than five years. Performance Periods may overlap and Key Employees may participate simultaneously with respect to Performance Shares for which different Performance Periods are prescribed.

     (c) The Committee shall determine the Performance Objectives of Awards of Performance Shares. Performance Objectives may vary from Key Employee to Key Employee and between groups of Key Employees and shall be based upon such performance criteria or combination of factors as the Committee may deem appropriate, including, but not limited to, minimum earnings per share or return on equity. If during the course of a Performance Period there shall occur significant events which the Committee expects to have a substantial effect on the applicable Performance Objectives during such period, the Committee may revise such Performance Objectives.

     (d) At the beginning of a Performance Period, the Committee shall determine for each Key Employee or group of Key Employees the number of Performance Shares or the percentage of Performance Shares which shall be paid to the Key Employee or member of the group of Key Employees if Performance Objectives are met in whole or in part.

     (e) If a Key Employee terminates with all Participating Companies during a Performance Period because of death, Total Disability, or under other circumstances where the Committee in its sole discretion finds that a waiver would be in the best interests of the Company, that Key Employee may, as determined by the Committee, be entitled to an Award of Performance Shares at the end of the Performance Period based upon the extent to which the Performance Objectives were satisfied at the end of such period and prorated for the portion of the Performance Period during which the Key Employee was employed by any Participating Company; provided, however, the Committee may provide for an earlier payment in settlement of such Performance Shares in such amount and under such terms and conditions as the Committee deems appropriate or desirable. If a Key Employee terminates service with

-------------------------------------------------------------------------------
AMENDED AND RESTATED 1996 CS WIRELESS SYSTEMS, INC. INCENTIVE PLAN      PAGE 5
all Participating Companies during a Performance Period for any other reason, then such Key Employee shall not be entitled to any Award with respect to that Performance Period unless the Committee shall otherwise determine.

     (f) Each Award of a Performance Share shall be paid in whole shares of Stock, or cash, or a combination of Stock and cash either as a lump sum payment or in annual installments, all as the Committee shall determine, with payment to commence as soon as practicable after the end of the relevant Performance Period.

7.   Restricted Stock

     (a) Restricted Stock shall be subject to a restriction period (after which restrictions will lapse) which shall mean a period commencing on the date the Award is granted and ending on such date as the Committee shall determine (the "Restriction Period"). The Committee may provide for the lapse of restrictions in installments where deemed appropriate.

     (b) Except when the Committee determines otherwise pursuant to Section 7(d), if a Key Employee terminates employment with all Participating Companies for any reason before the expiration of the Restriction Period, all shares of Restricted Stock still subject to restriction shall be forfeited by the Key Employee and shall be reacquired by the Company.

     (c) Except as otherwise provided in this Section 7, no shares of Restricted Stock received by a Key Employee shall be sold, exchanged, transferred, pledged, hypothecated or otherwise disposed of during the Restriction Period.

     (d) In cases of death or Total Disability or in cases of special circumstances, the Committee may, in its sole discretion when it finds that a waiver would be in the best interests of the Company, elect to waive any or all remaining restrictions with respect to such Key Employee's Restricted Stock.

     (e) The Committee may require, under such terms and conditions as it deems appropriate or desirable, that the certificates for Stock delivered under the Plan may be held in custody by a bank or other institution, or that the Company may itself hold such shares in custody until the Restriction Period expires or until restrictions thereon otherwise lapse, and may require, as a condition of any Award of Restricted Stock that the Key Employee shall have delivered a stock power endorsed in blank relating to the Restricted Stock.

     (f) Nothing in this Section 7 shall preclude a Key Employee from exchanging any shares of Restricted Stock subject to the restrictions contained herein for any other shares of Stock that are similarly restricted.

     (g) Subject to Section 7(e) and Section 8, each Key Employee entitled to receive Restricted Stock under the Plan shall be issued a certificate for the shares of Stock. Such certificate shall be registered in the name of the Key Employee, and shall bear an appropriate legend reciting the terms, conditions and restrictions, if any, applicable to such Award and shall be subject to appropriate stop transfer orders.

-------------------------------------------------------------------------------
AMENDED AND RESTATED 1996 CS WIRELESS SYSTEMS, INC. INCENTIVE PLAN      PAGE 6

8.   Certificates for Awards of Stock

     (a) The Company shall not be required to issue or deliver any certificates for shares of Stock prior to (1) the listing of such shares on any stock exchange on which the Stock may then be listed and (ii) the completion of any registration or qualification of such shares under any federal or state law, or any ruling or regulation of any government body which the Company shall, in its sole discretion, determine to be necessary or advisable.

     (b) All certificates for shares of Stock delivered under the Plan shall also be subject to such stop-transfer orders and other restrictions as the Committee may deem advisable under the rules, regulations, and other requirements of the Securities and Exchange Commission, any stock exchange upon which the Stock is then listed and any applicable federal or state securities laws, and the Committee may cause a legend or legends to be placed on any such certificates to make appropriate reference to such restrictions. The foregoing provisions of this Section 8(b) shall not be effective if and to the extent that the shares of Stock delivered under the Plan are covered by an effective and current registration statement under the Securities Act of 1933, or if and so long as the Committee determines that application of such provisions is not required or desirable. In making such determination, the Committee may rely upon an opinion of counsel for the Company.

     (c) Except for the restrictions on Restricted Stock under Section 7, each Key Employee who receives Stock in settlement of an Award of Stock, shall have all of the rights of a stockholder with respect to such shares, including the right to vote the shares and receive dividends and other distributions. No Key Employee awarded an Option, a Right or Performance Share shall have any right as a stockholder with respect to any shares covered by his or her Option, Right or Performance Share prior to the date of issuance to him or her of a certificate or certificates for such shares.

9.   Beneficiary

     (a) Each Key Employee shall file with the Company a written designation of one or more persons as the Beneficiary who shall be entitled to receive the Award, if any, payable under the Plan upon his or her death. A Key Employee may from time-to-time revoke or change his or her Beneficiary designation without the consent of any prior Beneficiary by filing a new designation with the Company. The last such designation received by the Company shall be controlling; provided, however, that no designation, or change or revocation thereof, shall be effective unless received by the Company prior to the Key Employee's death, and in no event shall it be effective as of a date prior to such receipt.

     (b) If no such Beneficiary designation is in effect at the time of a Key Employee's death, or if no designated Beneficiary survives the Key Employee or if such designation conflicts with law, the Key Employee's estate shall be entitled to receive the Award, if any, payable under the Plan upon his or her death. If the Committee is in doubt as to the right of any person to receive such Award, the Company may retain such Award, without liability for any interest thereon, until the Committee determines the rights thereto, or the Company may pay such Award into any court of appropriate jurisdiction and such payment shall be a complete discharge of the liability of the Company therefor.

10.  Administration of the Plan

     (a) Each member of the Committee shall be a "disinterested person" within the meaning of Rule 16b-3 under the Act or successor rule or regulation. No member of the Committee shall be, or shall

-------------------------------------------------------------------------------
AMENDED AND RESTATED 1996 CS WIRELESS SYSTEMS, INC. INCENTIVE PLAN      PAGE 7
have been, eligible to receive an Award under the Plan or any other plan maintained by any Participating Company to acquire stock, stock options, stock appreciation rights, performance shares or restricted stock of a Participating Company at any time within the one year immediately preceding the member's appointment to the Committee.

     (b) All decisions, determinations or actions of the Committee made or taken pursuant to grants of authority under the Plan shall be made or taken in the sole discretion of the Committee and shall be final, conclusive and binding on all persons for all purposes.

     (c) The Committee shall have full power, discretion and authority to interpret, construe and administer the Plan and any part thereof, and its interpretations and constructions thereof and actions taken thereunder shall be, except as otherwise determined by the Board, final, conclusive and binding on all persons for all purposes.

     (d) The Committee's decisions and determinations under the Plan need not be uniform and may be made selectively among Key Employees, whether or not such Key Employees are similarly situated.

     (e) The Committee may, in its sole discretion, delegate such of its powers as it deems appropriate.

11.  Amendment, Extension or Termination

     The Board may, at any time, amend or terminate the Plan and, specifically, may make such modifications to the Plan as it deems necessary to avoid the application of Section 162(m) of the Code and the Treasury regulations issued thereunder. However, no amendment shall, without approval by a majority of the Company's stockholders, (a) alter the group of persons eligible to participate in the Plan, (b) except as provided in Section 12 increase the maximum number of shares of Stock which are available for Awards under the Plan, (c) materially increase the benefits available to persons under the Plan, or (d) extend the period during which awards may be granted beyond March 27, 2005. No amendment or termination shall impair the rights of any person with respect to a prior Award.

12.  Adjustments in Event of Change in Common Stock

     In the event of any recapitalization, reclassification, split-up or consolidation of shares of Stock, or stock dividend, merger or consolidation of the Company or sale by the Company of all or a portion of its assets, the Committee may make such adjustments in the Stock subject to Awards, including Stock subject to purchase by an Option, or the terms, conditions or restrictions on Stock or Awards, including the price payable upon the exercise of such Option, as the Committee deems equitable.

13.  Miscellaneous

     (a) Nothing in this Plan or any Award granted hereunder shall confer upon any employee any right to continue in the employ of any Participating Company or interfere in any way with the right of any Participating Company to terminate his or her employment at any time. No Award payable under the Plan shall be deemed salary or compensation for the purpose of computing benefits under any employee benefit plan or other arrangement of any Participating Company for the benefit of its employees unless the Company shall determine otherwise. No Key Employee shall have any claim to an

-------------------------------------------------------------------------------
AMENDED AND RESTATED 1996 CS WIRELESS SYSTEMS, INC. INCENTIVE PLAN      PAGE 8

Award until it is actually granted under the Plan. To the extent that any person acquires a right to receive payments from the Company under this Plan, such right shall be no greater than the right of an unsecured general creditor of the Company. All payments to be made hereunder shall be paid from the general funds of the Company and no special or separate fund shall be established and no segregation of assets shall be made to assure payment of such amounts except as provided in Section 7(e) with respect to Restricted Stock.

     (b) The Committee may cause to be made, as a condition precedent to the payment of any Award, or otherwise, appropriate arrangements with the Key Employee or his or her Beneficiary, for the withholding of any federal, state, local or foreign taxes.

     (c) The Plan and the grant of Awards shall be subject to all applicable federal and state laws, rules, and regulations and to such approvals by any government or regulatory agency as may be required.

     (d) The terms of the Plan shall be binding upon the Company and its successors and assigns.

     (e) Captions preceding the sections hereof are inserted solely as a matter of convenience and in no way define or limit the scope or intent of any provision hereof.

14.  Effective Date, Term of Plan and Stockholder Approval

     The effective date of the Plan shall be February 23, 1996; provided that the Plan shall be approved by the Company's stockholders within twelve months before or after such date. No Award shall be granted under this Plan after the Plan's termination date. The Plan's termination date shall be February 22, 2006. The Plan will continue in effect for existing Awards as long as any such Award is outstanding.

-------------------------------------------------------------------------------
AMENDED AND RESTATED 1996 CS WIRELESS SYSTEMS, INC. INCENTIVE PLAN      PAGE 9